Exhibit 99.1

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS

The following unaudited consolidated condensed pro forma financial statements of Caesars Entertainment Corporation and its consolidated entities (collectively, “Caesars Entertainment,” “CEC,” “we,” or “our”) are included herein:

•	Unaudited consolidated condensed pro forma balance sheet as of June 30, 2016;

•	Unaudited consolidated condensed pro forma statement of operations for the six months ended June 30, 2016;

•	Unaudited consolidated condensed pro forma statement of operations for the years ended December 31, 2015, 2014, and 2013; and

•	Notes to unaudited consolidated condensed pro forma financial statements.
The following unaudited consolidated condensed pro forma financial statements (“pro forma financial statements”) are based upon the historical consolidated financial statements of Caesars Entertainment, adjusted to reflect the sale of the Caesars Interactive Entertainment, LLC (“CIE”) social and mobile games business (the “SMG Business”).
The pro forma financial statements of Caesars Entertainment should be read in conjunction with the historical consolidated financial statements of Caesars Entertainment and the related notes included in our 2015 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 as filed with the Securities and Exchange Commission.
CEC prepared the unaudited consolidated condensed interim financial statements included herein on the same basis as the annual audited CEC consolidated financial statements and included all adjustments, consisting of normal and recurring adjustments, that are considered necessary to present fairly the financial position and results of operations for the unaudited periods. The summary financial information as of and for the six months ended June 30, 2016, is not necessarily indicative of the results that may be obtained for a full year for CEC subsequent to the sale of the SMG Business.
The unaudited consolidated condensed pro forma balance sheet (“pro forma balance sheet”) reflects the sale of the SMG Business assuming the sale had occurred on June 30, 2016, while the unaudited consolidated condensed pro forma statements of operations (“pro forma statements of operations”) give effect to the sale assuming it had occurred on January 1, 2013. The pro forma adjustments are based on the best available information, including certain assumptions that Caesars Entertainment management believes are reasonable. Management believes that such adjustments are appropriate and directly attributable to the sale of the SMG Business. Actual results could differ materially from the pro forma presentation included herein.
The pro forma financial statements are provided for illustrative purposes only and are not indicative of the operating results or financial position that would have occurred had the sale of the SMG Business occurred on June 30, 2016 for the pro forma balance sheet, or on January 1, 2013 for the pro forma statements of operations. Readers should not rely on the pro forma financial statements as being indicative of the historical operating results that Caesars Entertainment would have achieved if the sale of the SMG Business had occurred on such dates or any future operating results or financial position that it will experience after the sale of the SMG Business.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET
June 30, 2016

(in millions)	Historical CEC Consolidated	Pro Forma Adjustments (1)	Pro Forma CEC Consolidated
Assets
Current assets
Cash and cash equivalents	$1,525	$125	$1,650
Restricted cash	56	3,048	3,104
Receivables, net	200	(70)	130
Due from affiliates	25	—	25
Prepayments and other current assets	126	(6)	120
Inventories	16	—	16
Total current assets	1,948	3,097	5,045
Property and equipment, net	7,511	(18)	7,493
Goodwill	1,696	(88)	1,608
Intangible assets other than goodwill	500	(35)	465
Restricted cash	5	—	5
Deferred income taxes	20	(20)	—
Deferred charges and other assets	437	25	462
Total assets	$12,117	$2,961	$15,078
Liabilities and Stockholders’ Equity/(Deficit)
Current liabilities
Accounts payable	$165	$(13)	$152
Due to affiliates	17	(6)	11
Accrued expenses and other current liabilities	631	244	875
Accrued restructuring and support expenses	3,170	—	3,170
Interest payable	127	—	127
Current portion of long-term debt	71	—	71
Total current liabilities	4,181	225	4,406
Long-term debt	6,763	—	6,763
Deferred income taxes	1,004	(2)	1,002
Deferred credits and other liabilities	265	(125)	140
Total liabilities	12,213	98	12,311
Stockholders’ equity/(deficit)
Caesars stockholders’ equity/(deficit)	(1,394)	2,897	1,503
Noncontrolling interests	1,298	(34)	1,264
Total stockholders’ equity/(deficit)	(96)	2,863	2,767
Total liabilities and stockholders’ equity/(deficit)	$12,117	$2,961	$15,078
____________________

(1)	See Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements for a description of the pro forma adjustments included in this column.

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2016

(in millions, except per share data)	Historical CEC Consolidated	Pro Forma Adjustments (1)	Pro Forma CEC Consolidated
Revenues
Casino	$1,075	$—	$1,075
Food and beverage	410	—	410
Rooms	464	—	464
Interactive entertainment	476	(456)	20
Other revenue	245	—	245
Less: casino promotional allowances	(272)	—	(272)
Net revenues	2,398	(456)	1,942
Operating expenses
Direct
Casino	564	—	564
Food and beverage	193	—	193
Rooms	122	—	122
Platform fees	132	(132)	—
Property, general, administrative, and other	716	(209)	507
Depreciation and amortization	228	(14)	214
Corporate expense	82	—	82
Other operating costs	43	(1)	42
Total operating expenses	2,080	(356)	1,724
Income from operations	318	(100)	218
Interest expense	(301)	—	(301)
Deconsolidation and restructuring of CEOC and other	(2,263)	—	(2,263)
Loss from continuing operations, before income taxes	(2,246)	(100)	(2,346)
Income tax provision	(71)	61	(10)
Net loss	(2,317)	(39)	(2,356)
Net income attributable to noncontrolling interests	(68)	5	(63)
Net loss attributable to Caesars	$(2,385)	$(34)	$(2,419)

Loss per share
Net loss per share	$(16.39)		$(16.62)
Weighted-average common shares outstanding	146		146
____________________

(1)	See Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements for a description of the pro forma adjustments included in this column.

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2015

(in millions, except per share data)	Historical CEC Consolidated	Pro Forma Adjustments (1)	Pro Forma CEC Consolidated
Revenues
Casino	$2,257	$—	$2,257
Food and beverage	840	—	840
Rooms	878	—	878
Interactive entertainment	764	(726)	38
Other revenue	468	—	468
Reimbursed management costs	10	—	10
Less: casino promotional allowances	(563)	—	(563)
Net revenues	4,654	(726)	3,928
Operating expenses
Direct
Casino	1,194	—	1,194
Food and beverage	399	—	399
Rooms	227	—	227
Platform fees	212	(212)	—
Property, general, administrative, and other	1,309	(271)	1,038
Reimbursable management costs	10	—	10
Depreciation and amortization	401	(29)	372
Impairment of tangible and other intangible assets	1	—	1
Corporate expense	176	—	176
Other operating costs	152	—	152
Total operating expenses	4,081	(512)	3,569
Income from operations	573	(214)	359
Interest expense	(684)	1	(683)
Deconsolidation and restructuring of CEOC and other	6,115	—	6,115
Income from continuing operations, before income taxes	6,004	(213)	5,791
Income tax benefit	55	67	122
Income from continuing operations, net of income taxes	6,059	(146)	5,913
Loss from discontinued operations, net of income taxes	(7)	—	(7)
Net income	6,052	(146)	5,906
Net income attributable to noncontrolling interests	(132)	20	(112)
Net income attributable to Caesars	$5,920	$(126)	$5,794

Earnings/(loss) per share - basic and diluted
Basic earnings per share from continuing operations	$40.92		$40.05
Diluted earnings per share from continuing operations	$40.30		$39.45

Weighted-average common shares outstanding - basic	145		145
Weighted-average common shares outstanding - diluted	147		147
____________________

(1)	See Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements for a description of the pro forma adjustments included in this column.

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2014

(in millions, except per share data)	Historical CEC Consolidated	Pro Forma Adjustments (1)	Pro Forma CEC Consolidated
Revenues
Casino	$5,394	$—	$5,394
Food and beverage	1,522	—	1,522
Rooms	1,207	—	1,207
Interactive entertainment	585	(549)	36
Other revenue	703	—	703
Reimbursed management costs	243	—	243
Less: casino promotional allowances	(1,138)	—	(1,138)
Net revenues	8,516	(549)	7,967
Operating expenses
Direct
Casino	3,253	—	3,253
Food and beverage	694	—	694
Rooms	315	—	315
Platform fees	166	(166)	—
Property, general, administrative, and other	2,149	(241)	1,908
Reimbursable management costs	243	—	243
Depreciation and amortization	636	(28)	608
Impairment of goodwill	695	—	695
Impairment of tangible and other intangible assets	299	—	299
Corporate expense	282	—	282
Other operating costs	236	(33)	203
Total operating expenses	8,968	(468)	8,500
Loss from operations	(452)	(81)	(533)
Interest expense	(2,670)	1	(2,669)
Deconsolidation and restructuring of CEOC and other	(95)	—	(95)
Loss from continuing operations, before income taxes	(3,217)	(80)	(3,297)
Income tax benefit	543	52	595
Loss from continuing operations, net of income taxes	(2,674)	(28)	(2,702)
Loss from discontinued operations, net of income taxes	(192)	—	(192)
Net loss	(2,866)	(28)	(2,894)
Net loss attributable to noncontrolling interests	83	(4)	79
Net loss attributable to Caesars	$(2,783)	$(32)	$(2,815)

Loss per share
Loss per share from continuing operations	$(18.18)		$(18.41)
Weighted-average common shares outstanding	142		142
____________________

(1)	See Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements for a description of the pro forma adjustments included in this column.

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2013

(in millions, except per share data)	Historical CEC Consolidated	Pro Forma Adjustments (1)	Pro Forma CEC Consolidated
Revenues
Casino	$5,527	$—	$5,527
Food and beverage	1,451	—	1,451
Rooms	1,167	—	1,167
Interactive entertainment	315	(303)	12
Other revenue	601	—	601
Reimbursed management costs	266	—	266
Less: casino promotional allowances	(1,107)	—	(1,107)
Net revenues	8,220	(303)	7,917
Operating expenses
Direct
Casino	3,112	—	3,112
Food and beverage	639	—	639
Rooms	296	—	296
Platform fees	94	(94)	—
Property, general, administrative, and other	1,943	(122)	1,821
Reimbursable management costs	266	—	266
Depreciation and amortization	701	(17)	684
Impairment of goodwill	104	—	104
Impairment of tangible and other intangible assets	2,727	—	2,727
Corporate expense	161	—	161
Other operating costs	203	(53)	150
Total operating expenses	10,246	(286)	9,960
Loss from operations	(2,026)	(17)	(2,043)
Interest expense	(2,252)	—	(2,252)
Deconsolidation and restructuring of CEOC and other	28	—	28
Loss from continuing operations, before income taxes	(4,250)	(17)	(4,267)
Income tax benefit	1,517	6	1,523
Loss from continuing operations, net of income taxes	(2,733)	(11)	(2,744)
Loss from discontinued operations, net of income taxes	(207)	—	(207)
Net loss	(2,940)	(11)	(2,951)
Net income attributable to noncontrolling interests	(8)	(1)	(9)
Net loss attributable to Caesars	$(2,948)	$(12)	$(2,960)

Loss per share
Loss per share from continuing operations	$(21.32)		$(21.41)
Weighted-average common shares outstanding	129		129
____________________

(1)	See Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements for a description of the pro forma adjustments included in this column.

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
NOTES TO UNAUDITED CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Adjustments
The pro forma adjustments included in the pro forma financial statements are as follows:

(a)	The disposal of the SMG Business assets and liabilities at their carrying amounts included in CEC’s balance sheet as of June 30, 2016.

(b)	The removal of the SMG Business statement of operations included in CEC’s statements of operations for the six months ended June 30, 2016 and for the years ended December 31, 2015, 2014, and 2013.

(c)
Proceeds of $4.4 billion received from the sale of the SMG Business have been reflected as restricted cash, after deducting appropriate amounts representing the following disbursements from those cash proceeds: (i) transaction expenses that were paid within three business days following the sale of the SMG Business, (ii) amounts paid to CIE’s minority shareholders, including CIE management and Rock Gaming Interactive LLC, that are then payable and (iii) appropriate taxes, as discussed below.

(d)
Taxes represent the net income tax liability of (i) Caesars Acquisition Company (“CAC”) with respect to the sale of the SMG Business (including the pre-closing restructuring), after taking into account any available tax attributes of CAC, (ii) each equity holder of CIE that continues to be an equity holder of CIE following the sale of the SMG Business (other than CIE Growth, LLC) and does not otherwise receive cash proceeds in an amount sufficient to cover its tax liability in connection with the sale of the SMG Business (including the pre-closing restructuring), and (iii) CIE with respect to the sale (including the pre-closing restructuring). The aggregate tax liability is currently estimated to be $266 million, and has been included as a pro forma adjustment within accrued expenses and other current liabilities in the June 30, 2016 balance sheet. This presents a liability recorded by Caesars Growth Partners, LLC (“CGP”), which is a consolidated variable interest entity of CEC. Pursuant to the operating agreement of CGP, CGP pays certain expenses on behalf of CAC.

(e)
Transaction expenses of $58 million represent third party transaction costs, including investment banking and legal fees, incurred by CIE in connection with the sale of the SMG Business. These expenses were paid upon the closing of the sale using proceeds from the sale. See Note (c).

(f)
The tax impacts in the pro forma adjustments include a $25 million increase in deferred charges and other assets, the reversal of deferred tax assets of $2 million, and the reversal of deferred tax liabilities of $2 million, with an offset of these adjustments to stockholders’ equity/(deficit). These adjustments are the result of the remaining businesses of CIE converting to a limited liability company as of the effective date of the sale.

(g)
Payables due to CIE’s shareholders in excess of amounts described in Note (c), which are scheduled to be paid in a future period, are reflected as an adjustment of $14 million to accrued expenses and other current liabilities, $64 million reflected as deferred credits and other liabilities, with an offset of $78 million to stockholders’ equity/(deficit).

(h)	Gain of $4.1 billion, net of taxes, recognized on the sale of the SMG Business reflected as an adjustment to stockholders’ equity/(deficit).